UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2003


                              Accrue Software, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-26437
                                    ---------
                            (Commission File Number)


          Delaware                                      94-3238684
          --------                                      ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
       incorporation)


                               48634 Milmont Drive
                         Fremont, California 94538-7353
                         ------------------------------
             (Address of principal executive offices, with zip code)

                                 (510) 580-4500
                                 --------------

              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets.

         On September 24, 2003, Accrue Software, Inc., a Delaware corporation, ("Accrue") completed the anticipated sale of substantially all of its assets to Datanautics, Inc. (formerly known as Accrue Acquistition Corp.), a newly formed Delaware corporation formed by institutional investors ("Datanautics"), for a purchase price consisting of (i) approximately $595,000 in cash, (ii) the cancellation of approximately $405,000 of indebtedness, which indebtedness was incurred pursuant to a senior secured promissory note issued to Datanautics in connection with a pre-petition debt financing and a second secured promissory note issued to Datanautics in connection with a debtor-in-possession credit facility, (iii) an aggregate of $100,000 worth of Datanautics convertible promissory notes to be issued to certain secured creditors of Accrue and (iv) the assumption by Datanautics of certain Accrue liabilities. The agreement in respect of such sale was entered into as of August 14, 2003 and amended as of September 17, 2003, which forms of agreement and amendment are filed as Exhibits
10.1 and 10.2, respectively, to this Form 8-K and are incorporated in their entirety herein by reference. On September 26, 2003, the Company issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit
99.1 and is incorporated in its entirety herein by reference.

Item 7.           Financial Statements and Exhibits.

         Exhibits:

         10.1  Form of Asset Purchase Agreement, dated as of August 14, 2003.

         10.2 Form of Amendment No. 1 to Asset Purchase Agreement, dated as of September 17, 2003.

         99.1 Press Release, dated September 26, 2003, announcing the completion of the sale of substantially all of the Accrue's assets to Datanautics, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Accrue Software, Inc.


Date: September 26, 2003                            By: /s/ Gary J. Sanders
                                                        ------------------------
                                                         Gary J. Sanders
                                                         Chief Financial Officer






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                                INDEX TO EXHIBITS
Exhibit
Number           Description
-------          -----------
10.1             Form of Asset Purchase Agreement, dated as of August 14, 2003
10.2             Form of Amendment No. 1 to Asset Purchase Agreement, dated as of September 17, 2003
99.1*            Press Release dated September 26, 2003


*    Also provided in PDF format as a courtesy.